DELAWARE GROUP® GOVERNMENT FUND
Delaware Strategic Income Fund (the “Fund”)
Supplement to the current Statutory Prospectus (the “Prospectus”)
and Statement of Additional Information (the “SAI”)

The Board of Trustees (“Trustees” or “Board”) of Delaware Group Government Fund (the “Trust”) approved the appointment of Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Global Limited (“MIMGL”) to serve as sub-advisors and provide certain sub-advisory services to the Fund from time to time at the discretion of Delaware Management Company (the “Manager”).
In connection therewith, the following replaces the information in the section of the Fund’s Prospectus entitled “Fund summary — What are the Fund’s principal investment strategies?”:
Under normal circumstances, the Manager will invest at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, in US and foreign debt securities, including those in emerging markets (80% policy). Debt securities include all varieties of fixed, variable and floating rate income securities, including bonds, US and foreign government and agency securities, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities and convertible securities. To achieve the Fund's investment objective, the Manager will allocate investments among various sectors of debt securities and at any given time may have a substantial amount of its assets invested in any class of debt security. In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.
The Fund may invest up to 100% of its net assets in high yield, lower-quality debt securities (also known as “junk bonds”).
The Fund may invest up to 100% of its net assets in foreign securities, including emerging markets securities. The Fund’s total non-US dollar currency exposure may reach 100% of net assets. Due to the manner in which the Fund is managed, it may be subject to a high rate of portfolio turnover.
The Fund may hold a substantial portion of its assets in cash or short-term fixed income obligations in unusual market conditions to meet redemption requests, for temporary defensive purposes, and pending investment. The Fund may also use a wide range of derivatives instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and swaps. The Fund may use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to affect diversification.
The 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

The following information is added into the section of the Fund’s Prospectus entitled “Fund summary — Who manages the Fund?”:
Sub-advisors
Macquarie Investment Management Austria Kapitalanlage AG
Macquarie Investment Management Europe Limited
Macquarie Investment Management Global Limited
The following replaces the information in the section of the Fund's Prospectus entitled "How we manage the Fund — Our principal investment strategies”:
The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that it thinks are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund’s investment objectives.
To meet its investment objectives, the Fund invests in domestic (US) investment grade debt securities, high yield, and international fixed income securities, including those of issuers in emerging markets. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in US and foreign debt securities, including those in emerging markets. The Manager will determine how much of the Fund’s assets to allocate to each of the various sectors based on its evaluation of economic and market conditions and its assessment of the yields and potential for appreciation that can be achieved from investments in each of the sectors. The Manager will periodically reallocate the Fund’s assets, as deemed appropriate. The relative proportion of the Fund’s assets to be allocated among the sectors is described below. The Fund may invest up to 100% of its assets in any one sector at any time.
•US investment grade sector In managing the Fund’s assets allocated to the US investment grade sector, the Manager will invest principally in debt obligations issued or guaranteed by the US government, its agencies or instrumentalities, and by US corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of US companies. The US government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the US government, and by various agencies or instrumentalities that have been established or sponsored by the US government. The assets in the Fund’s US investment grade sector may also be invested in mortgage-backed securities issued or guaranteed by the US government, its agencies or instrumentalities, or by government sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, nongovernment entities. Subject to quality limitations, the Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases. Securities purchased by the Fund within this sector will be rated in one of the four highest rating categories or will be unrated securities that the Manager determines are of comparable quality. Please see the Statement of Additional Information (SAI) for additional ratings information.
•High yield sector The Fund may invest in high yield corporate debt obligations, including notes, which may be convertible or nonconvertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds, and pay-in-kind securities. The Fund may invest in both rated and unrated bonds. The rated bonds that the Fund may purchase in this sector will be rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P),

Baa3 by Moody’s Investors Service (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO). Unrated bonds may be more speculative in nature than rated bonds.
•International sector The Fund may invest in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Central Bank, the European Investment Bank, the Inter-American Development Bank, and the Asian Development Bank. The Fund may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the euro. The Fund may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of Fund transactions and to minimize currency value fluctuations. Currency exposures carry a special risk for the Fund when it allocates a significant portion of its assets to non-USD denominated securities. The Fund may invest in both rated and unrated foreign securities, and may purchase securities of issuers in any foreign country, developed and developing. These investments may include direct obligations of issuers located in emerging markets countries.
In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.
The following information is added after the section of the Fund’s Prospectus entitled “Who manages the Fund — Investment manager”:
Sub-advisors
Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) is located at Kaerntner Strasse 28, 1010 Vienna, Austria.  MIMAK is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of December 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.  Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK’s specialized market knowledge.
Macquarie Investment Management Global Limited (MIMGL), is located at 50 Martin Place, Sydney, Australia. MIMGL is an affiliate of the Manager and a part of MIM. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of December 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients. Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMGL’s specialized market knowledge.

Macquarie Investment Management Europe Limited, (MIMEL), is located at 28 Ropemaker Street, London, England.  MIMEL is an affiliate of the Manager and a part of MIM. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of December 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients. Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMEL’s specialized market knowledge.
The following information is added after the section of the Fund’s SAI entitled “Investment Manager and Other Service Providers — Investment Manager”:
Sub-Advisors
The Manager has also entered into Sub-Advisory Agreements on behalf of the Funds with Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, and Macquarie Investment Management Europe Limited, each of which is an affiliate of the Manager (“Affiliated Sub-Advisor”). Pursuant to the terms of the relevant Sub-Advisory Agreement, the investment sub-advisory fee is paid by the Manager to each Affiliated Sub-advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Funds.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated June 28, 2019.